UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

September 15, 2011

DARA BioSciences, Inc. (Exact name of registrant as specified in charter)

Delaware	0-19410	04-3216862

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

8601 Six Forks Road, Suite 160, Raleigh, North Carolina		27615

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 919-872-5578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

     On September 15, 2011, DARA BioSciences, Inc. (the "Company") held its 2011 Annual Meeting of Stockholders. The certified results of the matters voted upon at the meeting, which are more fully described in the Company’s proxy statement for the annual meeting are as follows:

     The Company’s stockholders elected the four nominees for election to the Company’s Board of Directors, with the votes cast as follows:

Director Name	For	Withheld	Broker Non-votes

Richard A. Franco, Sr.	994,114	547,408	2,264,711

Haywood D.	989,861	551,661	2,264,711
Cochrane, Jr.

David J. Drutz, M.D.	990,323	551,199	2,264,711

Gail F. Lieberman	989,974	551,548	2,264,711

     The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes

3,649,843	154,080	2,310	0

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARA BioSciences, Inc.

Dated: September 16, 2011	By:	/s/ Richard A. Franco

Name: Richard A. Franco
Title: President